UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2005

Perini Corporation
(Exact name of registrant as specified in its charter)

Massachusetts                                                                                        1-6314                                                                04-1717070
(State or other jurisdiction of                                                 (Commission file number)                                               (I.R.S. Employer
incorporation or organization)                                                                                                                                            Identification No.)

73 Mt. Wayte Avenue, Framingham, MA 01701
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (508) 628-2000

 None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE.

On October 3, 2005, Perini Corporation (the “Company”) completed the acquisition of Rudolph & Sletten, Inc., as described under Items 1.01 and 2.01 of the Company’s Form 8-K filed with the Securites and Exchange Commission on October 7, 2005. This amendment on Form 8-K/A is being filed for the purpose of filing the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)      Financial statements of businesses acquired.

The following audited financial statements of Rudolph & Sletten, Inc. are included in this Current Report as Exhibit 99.2 and incorporated herein by reference in this Item 9.01:

Independent Auditors' Report
Balance Sheet as of September 30, 2005
Statement of Income for the year ended September 30, 2005
Statement of Stockholders' Equity for the year ended September 30, 2005
Statement of Cash Flows for the year ended September 30, 2005
Notes to Financial Statements

(b)      Pro forma financial information.

The following unaudited pro forma financial information is included in this Current Report as Exhibit 99.3 and incorporated herein by reference in this Item 9.01:

Unaudited Pro Forma Condensed Combined Financial Information
Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2005
Unaudited Pro Forma Condensed Combined Statement of Income for the nine months ended September 30, 2005
Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 30, 2004
Notes to Unaudited Pro Forma Condensed Combined Financial Information

(c)      Exhibits.

         Exhibit No.       Description

             10.1          Stock Purchase Agreement dated October 3, 2005 by and among Perini Corporation, Rudolph &
                           Sletten, Inc. and the Shareholders of Rudolph & Sletten, Inc. (incorporated by reference to
                           Exhibit 10.1 to Perini Corporation's Quarterly Report on Form 10-Q for the period ended
                           September 30, 2005 filed on November 4, 2005).

             23.1          Consent of independent auditors - filed herewith.

             99.1          Press Release of Perini Corporation dated October 4, 2005 (incorporated by reference to
                           Exhibit 99.1 to Perini Corporation's Current Report on Form 8-K filed on October 7, 2005).

             99.2          Audited financial statements of Rudolph & Sletten, Inc. as of and for the year ended
                           September 30, 2005 - filed herewith.

             99.3          Unaudited pro forma combined financial information as of and for the nine months ended
                           September 30, 2005 and for the year ended December 31, 2004 - filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                                                                Perini Corporation

Dated: December 19, 2005                                   By: /s/ Michael E. Ciskey
                                                                                       Michael E. Ciskey
                                                                                       Vice President and Chief Financial Officer

                                                Exhibit Index

         Exhibit No.       Description

             10.1          Stock Purchase Agreement dated October 3, 2005 by and among Perini Corporation, Rudolph &
                           Sletten, Inc. and the Shareholders of Rudolph & Sletten, Inc. (incorporated by reference to
                           Exhibit 10.1 to Perini Corporation's Quarterly Report on Form 10-Q for the period ended
                           September 30, 2005 filed on November 4, 2005).

             23.1          Consent of independent auditors - filed herewith.

             99.1          Press Release of Perini Corporation dated October 4, 2005 (incorporated by reference to
                           Exhibit 99.1 to Perini Corporation's Current Report on Form 8-K filed on October 7, 2005).

             99.2          Audited financial statements of Rudolph & Sletten, Inc. as of and for the year ended
                           September 30, 2005 - filed herewith.

             99.3          Unaudited pro forma combined financial information as of and for the year ended December 31,
                           2004 and for the nine months ended September 30, 2005 - filed herewith.